                                                                   Exhibit 10.23


                                FOURTH AMENDMENT
                                ----------------

          FOURTH AMENDMENT (this "Amendment"), dated as of March 15, 2001, among Waters Corporation ("Holdings"), Waters Technologies Corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for such terms in the Credit Agreement referred to below.

                                  WITNESSETH:
                                  -----------

          WHEREAS, Holdings, the Borrower, the Banks of the Credit Agreement and the Agent are parties to a Credit Agreement, dated as of November 22, 1995 and amended and restated as of June 16, 1997 ( as further amended, modified and supplemented to date, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Section 6.20 of the Credit Agreement is hereby amended by inserting the text "liabilities incurred under Section 8.04 (m) and" immediately after the text "other than" appearing in the second parenthesis appearing therein.

          2. Section 8.01(b) of the Credit Agreement is hereby amended by deleting the reference to "and (k)" at the end of clause (ii) thereof, and inserting in lieu thereof the text ", (k) and (m)".

          3. Section 8.04 of the Credit Agreement is hereby amended by deleting sub-clause (m) thereof in its entirety and inserting the following new sub-clause (m) in lieu thereof:

     "(m)   Indebtedness of Holdings and its Subsidiaries consisting of guaranties of the lease payments owing by their customers in connection with vendor financing programs under which products of the Borrower and/or its Subsidiaries are sold to third party financing institutions which lease such products to such customers, provided that the aggregate amount of all such guaranties described in this Section 8.04(m) outstanding at any time shall not exceed $25,000,000;"

          4. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on the Fourth Amendment Effective Date (as defined in Section 8 of this

Amendment after giving effect thereto) both before and after giving effect to the Amendment with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment.

          5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          8. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement;

                                *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 WATERS CORPORATION

                                 By: /s/ Philip S. Taymor
                                    ---------------------------
                                 Title: Senior Vice President, Finance and
                                        Administration and Chief Financial
                                        Officer

                                    WATERS TECHNOLOGIES CORPORATION

                                    By: /s/ Philip S. Taymor
                                       -----------------------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                    WATERS FRANCE HOLDING CORP.

                                    By: /s/ Philip S. Taymor
                                       -----------------------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                    WATERS INVESTMENTS LIMITED

                                    By: /s/ Philip S. Taymor
                                       -----------------------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                    NIHON WATERS LIMITED

                                    By: /s/ Philip S. Taymor
                                       -----------------------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer

                                    WFE HOLDING, INC.

                                    By: /s/ Philip S. Taymor
                                       ---------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                    WATERS ASIA LIMITED

                                    By: /s/ Philip S. Taymor
                                       ---------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                    WATERS OPERATING CORP.

                                    By: /s/ Philip S. Taymor
                                       ---------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                    T.A. INSTRUMENTS, INC.

                                    By: /s/ Philip S. Taymor
                                       ---------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer

                                    WATERS OPERATING COMPANY, L.L.C.

                                    By: /s/ Philip S. Taymor
                                       ---------------------------
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                    BANKERS TRUST COMPANY,
                                    Individually, as Agent
                                    and as Collateral Agent

                                    By: /s/ Bankers Trust Company
                                       ---------------------------
                                       Title:


                                    FLEET BANK, N.A.

                                    By: /s/ Fleet Bank, N.A.
                                       ---------------------------
                                       Title:


                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                    By:
                                       ---------------------------
                                       Title:

                                    ABN AMRO BANK N.V.

                                    By:/s/ ABN Amro Bank N.V.
                                       ---------------------------



                                    THE BANK OF NEW YORK

                                    By:
                                       ---------------------------
                                       Title:


                                    THE BANK OF NOVA SCOTIA

                                    By:
                                       ---------------------------
                                       Title:


                                    BANK OF SCOTLAND

                                    By:/s/ Bank of Scotland
                                       ---------------------------

                                    THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                    By:
                                       ---------------------------
                                       Title:


                                    CREDIT AGRICOLE INDOSUEZ

                                    By:
                                       ---------------------------
                                       Title:


                                    THE SAKURA BANK, LIMITED,
                                    NEW YORK BRANCH

                                    By:
                                       ---------------------------
                                       Title:


                                    WACHOVIA BANK, N.A.

                                    By:/s/ Wachovia Bank, N.A.
                                       ---------------------------

                                    FUJI BANK, LIMITED

                                    By:
                                       -----------------------------------------
                                       Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:/s/ General Electric Capital Corporation
                                       -----------------------------------------



                                    THE INDUSTRIAL BANK OF JAPAN

                                    By:
                                       -----------------------------------------
                                       Title:


                                    MELLON BANK, N.A.

                                    By:/s/ Mellon Bank, N.A.
                                       -----------------------------------------

                                    THE CHUO MITSUI TRUST & BANKING CO., LTD.

                                    By:
                                       ---------------------------
                                       Title:


                                    ALLIED IRISH BANKS, P.L.C.,
                                    NEW YORK BRANCH

                                    By:
                                       ---------------------------
                                       Title:


                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:
                                       ---------------------------
                                       Title:


                                    THE ROYAL BANK OF SCOTLAND,
                                    PLC.

                                    By:
                                       ---------------------------
                                       Title:


                                    USTRUST

                                    By:
                                       ---------------------------
                                       Title: